The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
INTECH Risk-Managed Core Fund $77
INTECH Risk-Managed Growth Fund $105
INTECH Risk-Managed International Fund $16
INTECH Risk-Managed Value Fund $19
Janus Flexible Bond Fund $1,715
Janus High-Yield Fund $1,245
Janus Short-Term Bond Fund $245
Janus Smart Portfolio-Conservative $14
Janus Smart Portfolio-Growth $3
Janus Smart Portfolio-Moderate $34
Perkins Large Cap Value Fund $4
Perkins Mid Cap Value Fund $1,093
Perkins Small Cap Value Fund $0

C-Class
INTECH Risk-Managed Core Fund $16
INTECH Risk-Managed Growth Fund $9
INTECH Risk-Managed International Fund $15
INTECH Risk-Managed Value Fund $1
Janus Balanced Fund $685
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $988
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $832
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $98
Janus Smart Portfolio-Conservative $15
Janus Smart Portfolio-Growth $5
Janus Smart Portfolio-Moderate $18
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
INTECH Risk-Managed Core Fund $382
INTECH Risk-Managed Growth Fund $5,810
INTECH Risk-Managed International Fund $21
INTECH Risk-Managed Value Fund $373
Janus Balanced Fund $278
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $3,664
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $3
Janus High-Yield Fund $326
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $396
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $4
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $156
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

J-Class
INTECH Risk-Managed Core Fund $1,549
Janus Balanced Fund $87,861
Janus Contrarian Fund $18,634
Janus Enterprise Fund $0
Janus Flexible Bond Fund $8,243
Janus Fund $96,855
Janus Global Life Sciences Fund $2,217
Janus Global Opportunities Fund $1,167
Janus Global Research Fund $1,526
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $37,774
Janus High-Yield Fund $13,135
Janus Money Market Fund
Janus Orion Fund $24,663
Janus Overseas Fund $38008
Janus Research Core Fund $8,146
Janus Research Fund $20,900
Janus Risk-Managed Core Fund $6,725
Janus Short-Term Bond Fund $6,594
Janus Smart Portfolio-Conservative $3,805
Janus Smart Portfolio-Growth $3,421
Janus Smart Portfolio-Moderate $3,954
Janus Triton Fund $0
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund $40,661
Perkins Mid Cap Value Fund $13,927
Perkins Small Cap Value Fund $9,037

L-Class
Perkins Mid Cap Value Fund $1,021
Perkins Small Cap Value Fund $12,556

R-Class
Janus Balanced Fund $152
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $21
Janus Fund $0
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $13
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $2
Perkins Small Cap Value Fund $0

S-Class
INTECH Risk-Managed Core Fund $28
INTECH Risk-Managed Growth Fund $78
INTECH Risk-Managed International Fund $16
INTECH Risk-Managed Value Fund $1
Janus Balanced Fund $1946
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $505
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $49
Janus High-Yield Fund $85
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $18
Janus Smart Portfolio-Conservative $3
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $491
Perkins Small Cap Value Fund $0

T-Class
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Perkins Large Cap Value Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $1,373
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $15
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $3
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

C-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $988
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $8
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $1
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $2,818
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $21
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $100
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

J-Class
INTECH Risk-Managed Core Fund $0
Janus Balanced Fund $106,482
Janus Contrarian Fund $127,435
Janus Enterprise Fund $0
Janus Flexible Bond Fund $6,281
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $5,568
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $207,095
Janus Research Core Fund
Janus Research Fund $0
Janus Risk-Managed Core Fund $18,689
Janus Short-Term Bond Fund $361
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $38,596

L-Class
Perkins Mid Cap Value Fund $13,958
Perkins Small Cap Value Fund $53,622

R-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund$19
Janus Fund $0
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

S-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $409
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $1
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $1
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

T-Class
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Perkins Large Cap Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
INTECH Risk-Managed Core Fund $.0665
INTECH Risk-Managed Growth Fund $.0629
INTECH Risk-Managed International Fund $.0577
INTECH Risk-Managed Value Fund $.0423
Janus Balanced Fund $.1050
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0771
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $.0287
Janus High-Yield Fund $.1228
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund$.0148
Janus Smart Portfolio-Conservative $.3652
Janus Smart Portfolio-Growth $.1942
Janus Smart Portfolio-Moderate $.2668
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $.0260
Perkins Mid Cap Value Fund $.0246
Perkins Small Cap Value Fund $0

C-Class
INTECH Risk-Managed Core Fund $.0225
INTECH Risk-Managed Growth Fund $.0205
INTECH Risk-Managed International Fund $.0577
INTECH Risk-Managed Value Fund $.0196
Janus Balanced Fund $.0702
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0625
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $.1120
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund$.0108
Janus Smart Portfolio-Conservative $.3520
Janus Smart Portfolio-Growth $.1878
Janus Smart Portfolio-Moderate $.2543
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
INTECH Risk-Managed Core Fund $.0898
INTECH Risk-Managed Growth Fund $.0781
INTECH Risk-Managed International Fund $.0577
INTECH Risk-Managed Value Fund $.0435
Janus Balanced Fund $.1195
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0820
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $.0431
Janus High-Yield Fund $.1266
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund$.0161
Janus Smart Portfolio-Conservative $.3695
Janus Smart Portfolio-Growth $.2060
Janus Smart Portfolio-Moderate $.2729
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $.0386
Perkins Mid Cap Value Fund $.0596
Perkins Small Cap Value Fund $0

J-Class
INTECH Risk-Managed Core Fund $.0755
Janus Balanced Fund $.3943
Janus Contrarian Fund $.0532
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0800
Janus Fund $.2676
Janus Global Life Sciences Fund $.0631
Janus Global Opportunities Fund $.1287
Janus Global Research Fund $.0857
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $.2669
Janus High-Yield Fund $.1233
Janus Money Market Fund
Janus Orion Fund $.0671
Janus Overseas Fund $.2233
Janus Research Core Fund $.2458
Janus Research Fund $.1565
Janus Risk-Managed Core Fund $.2899
Janus Short-Term Bond Fund$.0155
Janus Smart Portfolio-Conservative $.3504
Janus Smart Portfolio-Growth $.1847
Janus Smart Portfolio-Moderate $.2554
Janus Triton Fund $0
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund $.6470
Perkins Mid Cap Value Fund $.0356
Perkins Small Cap Value Fund $.3589

L-Class
Perkins Mid Cap Value Fund $.3251
Perkins Small Cap Value Fund $.4431

R-Class
Janus Balanced Fund $.0849
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0695
Janus Fund $0
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $.0050
Janus High-Yield Fund $.1157
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $.0006
Perkins Small Cap Value Fund $0

S-Class
INTECH Risk-Managed Core Fund $.0614
INTECH Risk-Managed Growth Fund $.0474
INTECH Risk-Managed International Fund $.0577
INTECH Risk-Managed Value Fund $.0377
Janus Balanced Fund $.0935
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0742
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $.0193
Janus High-Yield Fund $.1195
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $.0134
Janus Smart Portfolio-Conservative $.3261
Janus Smart Portfolio-Growth $.1915
Janus Smart Portfolio-Moderate $.2612
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $.0198
Perkins Small Cap Value Fund $0

T-Class
INTECH Risk-Managed Growth Fund $.0739
INTECH Risk-Managed International Fund $.0577
INTECH Risk-Managed Value Fund $.0405
Perkins Large Cap Value Fund $.0297


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0584
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $.0008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $.0247
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

C-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0584
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $.0008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $.0247
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0584
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $.0008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $.0247
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

J-Class
INTECH Risk-Managed Core Fund $0
Janus Balanced Fund $.9327
Janus Contrarian Fund $.3679
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0584
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $.6168
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $1.3340
Janus Research Core Fund $.5535
Janus Research Fund $.0042
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $.0008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $.0042
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $1.6190

L-Class
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund  $1.6190

R-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0584
Janus Fund $0
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Risk-Managed Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

S-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.0584
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $.0008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Large Cap Value Fund $.0247
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

T-Class
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Perkins Large Cap Value Fund $.0247


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
INTECH Risk-Managed Core Fund $1,158
INTECH Risk-Managed Growth Fund $1,679
INTECH Risk-Managed International Fund $274
INTECH Risk-Managed Value Fund $460
Janus Balanced Fund $13,443
Janus Contrarian Fund $5,836
Janus Enterprise Fund $1,759
Janus Flexible Bond Fund $23,847
Janus Fund $177
Janus Global Life Sciences Fund $3
Janus Global Opportunities Fund $1
Janus Global Research Fund $7
Janus Global Technology Fund $18
Janus Government Money Market Fund
Janus Growth and Income Fund $724
Janus High-Yield Fund $10,880
Janus Money Market Fund
Janus Orion Fund $2,642
Janus Overseas Fund $11,972
Janus Research Core Fund $340
Janus Research Fund $4
Janus Risk-Managed Core Fund $1,232
Janus Short-Term Bond Fund $21,518
Janus Smart Portfolio-Conservative $40
Janus Smart Portfolio-Growth $18
Janus Smart Portfolio-Moderate $132
Janus Triton Fund $1,173
Janus Worldwide Fund $82,377
Perkins Large Cap Value Fund $148
Perkins Mid Cap Value Fund $45,280
Perkins Small Cap Value Fund $1,620

C-Class
INTECH Risk-Managed Core Fund $708
INTECH Risk-Managed Growth Fund $439
INTECH Risk-Managed International Fund $265
INTECH Risk-Managed Value Fund $41
Janus Balanced Fund $10,601
Janus Contrarian Fund $5,495
Janus Enterprise Fund $512
Janus Flexible Bond Fund $17,221
Janus Fund $228
Janus Global Life Sciences Fund $1
Janus Global Opportunities Fund $1
Janus Global Research Fund $17
Janus Global Technology Fund $3
Janus Government Money Market Fund
Janus Growth and Income Fund $180
Janus High-Yield Fund $7,900
Janus Money Market Fund
Janus Orion Fund $1,067
Janus Overseas Fund $4,825
Janus Research Core Fund $461
Janus Research Fund $3
Janus Risk-Managed Core Fund $753
Janus Short-Term Bond Fund $10,788
Janus Smart Portfolio-Conservative $47
Janus Smart Portfolio-Growth $26
Janus Smart Portfolio-Moderate $91
Janus Triton Fund $519
Janus Worldwide Fund $30,650
Perkins Large Cap Value Fund $62
Perkins Mid Cap Value Fund $7,092
Perkins Small Cap Value Fund $505

I-Class
INTECH Risk-Managed Core Fund $4,302
INTECH Risk-Managed Growth Fund $73,787
INTECH Risk-Managed International Fund $367
INTECH Risk-Managed Value Fund $8,657
Janus Balanced Fund $4,442
Janus Contrarian Fund $4,936
Janus Enterprise Fund $9,792
Janus Flexible Bond Fund $49,642
Janus Fund $1,079
Janus Global Life Sciences Fund $50
Janus Global Opportunities Fund $51
Janus Global Research Fund $3
Janus Global Technology Fund $77
Janus Government Money Market Fund
Janus Growth and Income Fund $255
Janus High-Yield Fund $3,140
Janus Money Market Fund
Janus Orion Fund $1,009
Janus Overseas Fund $14,026
Janus Research Core Fund $136
Janus Research Fund $303
Janus Risk-Managed Core Fund $4,332
Janus Short-Term Bond Fund $25,587
Janus Smart Portfolio-Conservative $1
Janus Smart Portfolio-Growth $1
Janus Smart Portfolio-Moderate $15
Janus Triton Fund $376
Janus Worldwide Fund $800,396
Perkins Large Cap Value Fund $4,081
Perkins Mid Cap Value Fund $77,815
Perkins Small Cap Value Fund $16,435

J-Class
INTECH Risk-Managed Core Fund $20,514
Janus Balanced Fund $146,816
Janus Contrarian Fund $312,618
Janus Enterprise Fund $35,806
Janus Flexible Bond Fund $108,413
Janus Fund $338,269
Janus Global Life Sciences Fund $32,798
Janus Global Opportunities Fund $8,985
Janus Global Research Fund $17,855
Janus Global Technology Fund $56,772
Janus Government Money Market Fund
Janus Growth and Income Fund $136,875
Janus High-Yield Fund $113,709
Janus Money Market Fund
Janus Orion Fund $346,841
Janus Overseas Fund $184,045
Janus Research Core Fund $30,956
Janus Research Fund $128,508
Janus Risk-Managed Core Fund $21,102
Janus Short-Term Bond Fund $485,190
Janus Smart Portfolio-Conservative $11,208
Janus Smart Portfolio-Growth $18,863
Janus Smart Portfolio-Moderate $15,898
Janus Triton Fund $27,187
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund $58,892,358
Perkins Mid Cap Value Fund $394,034
Perkins Small Cap Value Fund $38,431

L-Class
Perkins Mid Cap Value Fund $18,298
Perkins Small Cap Value Fund $32,509

R-Class
Janus Balanced Fund $2,122
Janus Contrarian Fund $218
Janus Enterprise Fund $1,033
Janus Flexible Bond Fund $346
Janus Fund $33
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $68
Janus High-Yield Fund $126
Janus Money Market Fund
Janus Orion Fund $178
Janus Overseas Fund $2,575
Janus Research Core Fund $73
Janus Triton Fund $100
Janus Worldwide Fund $14,229
Perkins Mid Cap Value Fund $4,219
Perkins Small Cap Value Fund $226

S-Class
INTECH Risk-Managed Core Fund $398
INTECH Risk-Managed Growth Fund $1,647
INTECH Risk-Managed International Fund $266
INTECH Risk-Managed Value Fund $27
Janus Balanced Fund $21,457
Janus Contrarian Fund $385
Janus Enterprise Fund $5,144
Janus Flexible Bond Fund $6,263
Janus Fund $3,523
Janus Global Life Sciences Fund $1
Janus Global Opportunities Fund $1
Janus Global Research Fund $1
Janus Global Technology Fund $5
Janus Government Money Market Fund
Janus Growth and Income Fund $2,503
Janus High-Yield Fund $794
Janus Money Market Fund
Janus Orion Fund $1,478
Janus Overseas Fund $35,526
Janus Research Core Fund $1,270
Janus Research Fund $486
Janus Risk-Managed Core Fund $432
Janus Short-Term Bond Fund $1,471
Janus Smart Portfolio-Conservative $8
Janus Smart Portfolio-Growth $1
Janus Smart Portfolio-Moderate $1
Janus Triton Fund $331
Janus Worldwide Fund $1,651,604
Perkins Large Cap Value Fund $50
Perkins Mid Cap Value Fund $25,022
Perkins Small Cap Value Fund $1,681

T-Class
INTECH Risk-Managed Growth Fund $1
INTECH Risk-Managed International Fund $2
INTECH Risk-Managed Value Fund $3
Perkins Large Cap Value Fund $2


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
INTECH Risk-Managed Core Fund $11.41
INTECH Risk-Managed Growth Fund $11.09
INTECH Risk-Managed International Fund $7.10
INTECH Risk-Managed Value Fund $8.28
Janus Balanced Fund $23.43
Janus Contrarian Fund $11.68
Janus Enterprise Fund $42.46
Janus Flexible Bond Fund $10.39
Janus Fund $23.96
Janus Global Life Sciences Fund $19.69
Janus Global Opportunities Fund $10.90
Janus Global Research Fund $11.38
Janus Global Technology Fund $12.56
Janus Government Money Market Fund
Janus Growth and Income Fund $26.47
Janus High-Yield Fund $8.50
Janus Money Market Fund
Janus Orion Fund $9.03
Janus Overseas Fund $38.63
Janus Research Core Fund $17.94
Janus Research Fund $22.49
Janus Risk-Managed Core Fund $10.56
Janus Short-Term Bond Fund $3.06
Janus Smart Portfolio-Conservative $11.19
Janus Smart Portfolio-Growth $10.89
Janus Smart Portfolio-Moderate $11.14
Janus Triton Fund $11.60
Janus Worldwide Fund $37.43
Perkins Large Cap Value Fund $12.41
Perkins Mid Cap Value Fund $19.80
Perkins Small Cap Value Fund $20.95

C-Class
INTECH Risk-Managed Core Fund $11.41
INTECH Risk-Managed Growth Fund $10.72
INTECH Risk-Managed International Fund $7.11
INTECH Risk-Managed Value Fund $8.26
Janus Balanced Fund $23.40
Janus Contrarian Fund $11.65
Janus Enterprise Fund $42.36
Janus Flexible Bond Fund $10.39
Janus Fund $23.90
Janus Global Life Sciences Fund $19.64
Janus Global Opportunities Fund $10.92
Janus Global Research Fund $11.34
Janus Global Technology Fund $12.53
Janus Government Money Market Fund
Janus Growth and Income Fund $26.42
Janus High-Yield Fund $8.50
Janus Money Market Fund
Janus Orion Fund $9.01
Janus Overseas Fund $38.52
Janus Research Core Fund $17.88
Janus Research Fund $22.44
Janus Risk-Managed Core Fund $10.54
Janus Short-Term Bond Fund $3.06
Janus Smart Portfolio-Conservative $11.17
Janus Smart Portfolio-Growth $10.86
Janus Smart Portfolio-Moderate $11.11
Janus Triton Fund $11.60
Janus Worldwide Fund $37.34
Perkins Large Cap Value Fund $12.37
Perkins Mid Cap Value Fund $19.75
Perkins Small Cap Value Fund $20.85

I-Class
INTECH Risk-Managed Core Fund $11.41
INTECH Risk-Managed Growth Fund $11.01
INTECH Risk-Managed International Fund $7.10
INTECH Risk-Managed Value Fund $8.30
Janus Balanced Fund $23.43
Janus Contrarian Fund $11.70
Janus Enterprise Fund $42.51
Janus Flexible Bond Fund $10.39
Janus Fund $23.96
Janus Global Life Sciences Fund $19.71
Janus Global Opportunities Fund $10.92
Janus Global Research Fund $11.38
Janus Global Technology Fund $12.57
Janus Government Money Market Fund
Janus Growth and Income Fund $26.48
Janus High-Yield Fund $8.50
Janus Money Market Fund
Janus Orion Fund $9.04
Janus Overseas Fund $38.67
Janus Research Core Fund $17.91
Janus Research Fund $22.50
Janus Risk-Managed Core Fund $10.57
Janus Short-Term Bond Fund $3.06
Janus Smart Portfolio-Conservative $11.20
Janus Smart Portfolio-Growth $10.90
Janus Smart Portfolio-Moderate $11.14
Janus Triton Fund $11.63
Janus Worldwide Fund $37.49
Perkins Large Cap Value Fund $12.41
Perkins Mid Cap Value Fund $19.80
Perkins Small Cap Value Fund $20.96

J-Class
INTECH Risk-Managed Core Fund $11.41
Janus Balanced Fund $23.42
Janus Contrarian Fund $11.69
Janus Enterprise Fund $42.50
Janus Flexible Bond Fund $10.39
Janus Fund $23.95
Janus Global Life Sciences Fund $19.70
Janus Global Opportunities Fund $10.95
Janus Global Research Fund $11.38
Janus Global Technology Fund $12.57
Janus Government Money Market Fund
Janus Growth and Income Fund $26.47
Janus High-Yield Fund $8.49
Janus Money Market Fund
Janus Orion Fund $9.03
Janus Overseas Fund $38.65
Janus Research Core Fund $17.91
Janus Research Fund $22.49
Janus Risk-Managed Core Fund $10.56
Janus Short-Term Bond Fund $3.07
Janus Smart Portfolio-Conservative $11.21
Janus Smart Portfolio-Growth $10.91
Janus Smart Portfolio-Moderate $11.15
Janus Triton Fund $11.60
Janus Worldwide Fund $37.49
Perkins Mid Cap Value Fund $19.80
Perkins Small Cap Value Fund $20.93

L-Class
Perkins Mid Cap Value Fund $19.92
Perkins Small Cap Value Fund $21.20

R-Class
Janus Balanced Fund $23.41
Janus Contrarian Fund $11.67
Janus Enterprise Fund $42.41
Janus Flexible Bond Fund $10.39
Janus Fund $23.91
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $26.45
Janus High-Yield Fund $8.49
Janus Money Market Fund
Janus Orion Fund $9.02
Janus Overseas Fund $38.58
Janus Research Core Fund $17.90
Janus Triton Fund $11.64
Janus Worldwide Fund $37.40
Perkins Mid Cap Value Fund $19.79
Perkins Small Cap Value Fund $20.89

S-Class
INTECH Risk-Managed Core Fund $11.41
INTECH Risk-Managed Growth Fund $11.06
INTECH Risk-Managed International Fund $7.11
INTECH Risk-Managed Value Fund $8.28
Janus Balanced Fund $23.42
Janus Contrarian Fund $11.68
Janus Enterprise Fund $42.45
Janus Flexible Bond Fund $10.39
Janus Fund $23.95
Janus Global Life Sciences Fund $19.66
Janus Global Opportunities Fund $11.02
Janus Global Research Fund $11.36
Janus Global Technology Fund $12.55
Janus Government Money Market Fund
Janus Growth and Income Fund $26.46
Janus High-Yield Fund $8.51
Janus Money Market Fund
Janus Orion Fund $9.03
Janus Overseas Fund $38.61
Janus Research Core Fund $17.92
Janus Research Fund $22.46
Janus Risk-Managed Core Fund $10.55
Janus Short-Term Bond Fund $3.06
Janus Smart Portfolio-Conservative $11.20
Janus Smart Portfolio-Growth $10.88
Janus Smart Portfolio-Moderate $11.12
Janus Triton Fund $11.60
Janus Worldwide Fund $37.43
Perkins Large Cap Value Fund $12.42
Perkins Mid Cap Value Fund $19.80
Perkins Small Cap Value Fund $20.92

T-Class
INTECH Risk-Managed Growth Fund $11.04
INTECH Risk-Managed International Fund $7.09
INTECH Risk-Managed Value Fund $8.29
Perkins Large Cap Value Fund $12.40